-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     SEPTEMBER 27, 2000 (SEPTEMBER 24, 2000)

                            -----------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                000-23709                                        13-3870996
         (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET                                    10001
            NEW YORK, NEW YORK                                   (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

-------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

        DoubleClick Inc. ("DoubleClick") issued a press release on September 25, 2000 announcing that it had entered into an Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000 (the "Merger Agreement") among DoubleClick, Atlas Merger Sub, Inc., a Tennessee corporation and a direct, wholly owned subsidiary of DoubleClick ("Merger Sub"), and @plan.inc ("@plan"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into @plan (the "Merger"), with @plan continuing as the surviving corporation. As a result of the Merger, @plan will become a wholly owned subsidiary of DoubleClick. For information regarding the terms and conditions of the Merger, including the consideration to be paid to @plan's shareholders, reference is made to the Merger Agreement, filed as Exhibit 2.1 and incorporated herein by reference, and the filings made pursuant to Rule 425 by DoubleClick, dated September 25, 2000, which are incorporated herein by reference.

        In connection with the execution of the Merger Agreement, certain of @plan's shareholders entered into Shareholder Agreements with DoubleClick, dated as of September 24, 2000, pursuant to which they agreed to vote in the aggregate 48.6% of the outstanding @plan common stock for the approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement. The form of this Shareholder Agreement is attached as Annex A to the Merger Agreement.

        Consummation of the Merger is subject to certain conditions, including termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by @plan's shareholders and other customary closing conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT
NUMBER
2.1       Agreement and Plan of Merger and Reorganization, dated as of September
          24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and
          @plan.inc, including annexes thereto but excluding any schedules.
          (Incorporated herein by reference to @plan.inc's Form 8-K filing, dated September 27, 2000.)

99.1 Press Release of DoubleClick, dated September 25, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.2      DoubleClick/@plan Analyst Speech. (Incorporated by reference to
          DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.3      DoubleClick/@plan Q&A. (Incorporated by reference to DoubleClick's
          Rule 425 filing, dated September 25, 2000.)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOUBLECLICK INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Jeffrey E. Epstein
                                                -------------------------------
                                                Name:  Jeffrey E. Epstein
                                                Title: Executive Vice President

Dated: September 27, 2000


EXHIBIT                              EXHIBIT INDEX
2.1       Agreement and Plan of Merger and Reorganization, dated as of September
          24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and
          @plan.inc, including annexes thereto but excluding any schedules.
          (Incorporated herein by reference to @plan.inc's Form 8-K filing, dated September 27, 2000.)

99.1 Press Release of DoubleClick, dated September 25, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.2      DoubleClick/@plan Analyst Speech. (Incorporated by reference to
          DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.3      DoubleClick/@plan Q&A. (Incorporated by reference to DoubleClick's
          Rule 425 filing, dated September 25, 2000.)
